CSI Technology Outfitters
Computers. Software. Innovations.

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Computer Software Innovations, Inc. OTC BB: CSWI December 2007 Investor Presentation

CSI Technology Outfitters
Computers. Software. Innovations.

Safe Harbor
This presentation contains “forward-looking statements” – that is, statements related to future, not past, events. In this context, forward looking statements often address our expected future business and financial performance, and often contain words such as “may,” “could,” “should,” “expect,” “believe,” “seek,”
“estimate,” “predict,” or “project.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from economic health of the software and technology industry, demand for CSI’s products and engineering services, competitive pricing pressures and the availability of necessary financing. In addition, other risks are more fully described in CSI’s 2006 Form 10-
KSB and other filings with the Securities and Exchange Commission. These uncertainties may cause our actual results to be materially different from those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements.

Company Overview
Computer Software Innovations, Inc. (OTCBB:CSWI), CSI: Technology
Outfitters™, is a full service software and technology solutions company working primarily with public sector organizations.
The software solutions include financial management, billing and revenue management, school activity accounting, lesson planning and automated workflow.
The technology solutions include IP telephony, IP video surveillance, visual communications, interactive classrooms, network security and traffic monitoring, infrastructure design, wireless solutions, network management, engineering services, disaster recovery and hardware solutions.
CSI's client base includes school districts, higher education, municipalities, county governments, and other non-profit organizations. Currently, more than 600 public sector organizations utilize CSI's software systems and network integration services.

CSI Technology Outfitters
Computers. Software. Innovations.

Highlights
Horizontal Growth
Business Model Easily Scalable and Replicable to Other Regions
Projected $51M+ Business which Expanded from 3 State Territory to 8 State
Territory following January 2007 Acquisition (est. for year ending 2007).
Competitive Proprietary Software
Vertical Growth
Loyal Customer Base – Software Client Retention Rate > 90%
Additional Technology Solution Sell-Through
Financial Strengths
Strong Gross Margins (YTD ’07 Software = 43.8%  Technology = 16.8%)
Recurring Revenues
Public Sector – Good Collection History & Ongoing Technology Budgets
Return to profitability in 2007 primarily as business reaches critical mass with emphasis on higher margin software business.
2007 Projection $4.3M EBITDA* and Net Income over $1.0M
* EBITDA is a non-GAAP measure. Net Income is the nearest GAAP measure. See slides subsequent for discussions of EBITDA, which should not be used in lieu of or separate from GAAP measures, and regarding reconciling EBITDA to GAAP Net Income.

CSI Technology Outfitters
Computers. Software. Innovations.

Company History
Founded in 1989 in Easley, SC
Financial Management Software – 1989
Released CSI
Accounting+Plus
(Microsoft Windows platform) - 1999
Released SmartFusion (Microsoft.Net/SQL platform) 2007
Technology Division added in 1999
Computer & Network Hardware – 1999
IP Telephony – 2001
IP Surveillance – 2003
Interactive Whiteboards – 2003
Classroom Audio Augmentation – 2004
Network Security – 2005
Storage and Disaster Recovery – 2006
2005 Created Publicly Traded  Company: CSWI
Acquisition of McAleer Computer Associates – Jan, 2007

CSI Technology Outfitters
Computers. Software. Innovations.

Select Financials
Summary of Capitalization as of 9/30/07
Common Shares Outstanding: 3.8 M
F/D Shares Outstanding: 13.3 M
Full Potential Diluted: 18.0 M
Warrant Conversion Yields: $ 8.7M
Current Market Cap: $5.32 Million
Management/Board Ownership
2.17 Million Shares  or 61% of
Common outstanding; 20%
outstanding shares (common &
preferred)
Key Statistics as of 9/30/07 (except share price data)
Fiscal Year Ends December 31 Current Share
Price (11/12/07)
$1.50
2006 Revenues
$28.5M Total Current
Assets
$9.9M
9 Months 2007
Revenues
$44.1M Total Assets $22.6M
52 Week Trading Range
(thru 11/12/07):
$.75 - $1.70 Total Debt $6.0M (w/sub debt)
$3.8M (w/o sub debt)

CSI Technology Outfitters
Computers. Software. Innovations.

Horizontal Growth - Organic & Acquisition Strategy
Replicate successful Southeast
Regional business model into other
regions with CSI sales force or
through acquisition
Target companies with
complimentary products and/or
complimentary footprint

CSI Technology Outfitters
Computers. Software. Innovations.

Southeast Territory Map

KANSAS
ILLINOIS
INDIANA
MD
MISSOURI
Evansville
Louisville
KENTUCKY
WEST VIRGINIA
Richmond
Newport News
Virginia Beach
OKLAHOMA
UNITED STATES
VIRGINIA
Nashville
Knoxville
Winston-Salem
Raleigh
TENNESSEE
Memphis
Charlotte
ARKANSAS
Chattanooga
NORTH CAROLINA
Huntsville
SOUTH CAROLINA
Columbia
Atlanta
Birmingham
Augusta
Shreveport
MISSISSIPPI
Jackson
ALABAMA
Macon
Existing Territory
Montgomery
GEORGIA
TEXAS
Expansion Territory
Savannah
Atlantic Ocean
LOUISIANA
Mobile
Baton Rouge
New Orleans
Tallahassee
Jacksonville
Orlando
Gulf of Mexico
Tampa
FLORIDA
Miami
THE BAHAMAS
Nassau
0 mi
100
200
300
400

Horizontal Growth – Through “BEACHHEAD” Strategy
McAleer Expansion with January, 2007 Acquisition
1. Establish Beachhead
With Immediate,
Significant Revenue
Growth, while
Yielding Positive
Cash Flow
2. Cross-Sell Acquired
Accounts, 5-10%+
Growth Goal
3. Penetrate Market,
Securing New
Accounts
Throughout
Expanded Footprint,
30%+ Growth Goal
4. Continue Expanding
the Beachhead and
Replicate all 3 steps
with each Additional
Strategic Acquisition

CSI Technology Outfitters
Computers. Software. Innovations.

County Government
• 3,100 County Governments
Municipal/City Government
• 36,000 Municipalities/City
Governments
School Districts
• 14,000 School Districts
Horizontal Growth Opportunity - US Target Markets
1
2
3
1. Per U.S. Dept of Census
2. Per National League of Cities
3. Per National Center for Education Statistics
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
County Governments Municipalities/City Governments School Districts

CSI Technology Outfitters
Computers. Software. Innovations.

TRAIL GUIDE
DON'T LOSE YOUR WAY IN THE TECHNOLOGY WILDERNESS
Roll over icons to view product summary at right.
Click icons for more detailed info.
schoolgeartrail
Interactive Classroom
Lesson Planning Software
School Activity Accounting Software
govgeartrail
Financial Management Software
Billing and Revenue Management
bizgeartrail
Automated Workflow
IP Telephony
IP Video Surveillance
Wireless Solutions
Network Security and Traffic Monitoring
Infrastructure Design
Visual Communications
Network Management
Hardware Solutions
Engineering Services
DESTINATION: SUCCESS!
TECHNOLOGY OUTFITTERS
Let CSI Technology Outfitters be your guide
CSI outfits schools, governments and businesses with the technology gear and guidance they need for the trail ahead.
Every journey is different, so our recommendations are always customized to your needs.

Vertical Growth - The Total Technology Solution Outfitters

CSI Technology Outfitters
Computers. Software. Innovations.

Horizontal Growth - Competitive Proprietary Software
Products
-
Accounting+Plus/Smart Fusion/NextGen
-
28 Different Modules
-
Curriculator
Our People - Our Experience:
- Financial Management Software Expertise
- K12 and Local Government Experience
Competitive with Nationally Marketed
Products
Software Client Retention >90%
“An outfitter’s job is to equip the person or organization with the tools to become successful.”
Ledger
Budget
Preparation
Audit
Reporting
Claims
Reimburse-
ment
Purchasing
Accounts
Payable
Inventory
Fixed Assets
Accounts
Receivable
Check
Reconciliation
Payroll
Insurance &
Benefits
Absent
Employee
Personnel
Cost
Allocation
Hospitality
Fees
Business
License
Construction
Permits
Cash
Collections
Cash
Drawer
Interface
Utility Billing
Property Tax
Collection
Handheld
Interface
Utility
Billing Work
Orders
Available
Subs
Applicant
Tracking
Warehouse
Requisitions
Food Service
Reporting

CSI Technology Outfitters
Computers. Software. Innovations.

hp invent

PROMETHEAN
LIGHTING THE FLAME OF LEARNING

TANDBERG

DIVR Systems, Inc.

Cisco Systems

Vertical Growth - Technology Solutions
Interactive Classroom Technologies
Interactive Whiteboards
Interactive Assessment and Selection Device
Classroom Audio Augmentation
Consulting Services
Project Management
Deployment Services
Network Services and Converged Technologies
Analysis
Design
Integration
Implementation
Support Services
Hardware
Network
Convergence
Certified Reseller for Cisco, HP and other major vendors

CSI Technology Outfitters
Computers. Software. Innovations.

VARBusiness 500 COMPANY

INGRAM MICRO

Elliott Davis

CRN

Company Awards and Recognitions
2004, 2005, 2006 & 2007 VAR Business 500
2005 Government VAR 100
2004 VAR Business 50 Fastest Growing Technology Companies
2004 VAR Business Technology Innovator Award-Application Development
2003 CRN Top 5 Rising Stars
2002, 2003, 2004 SC Fastest Growing Companies Award
2003 Ingram Micro National Fastest Growing K-12 Sector
2002 Ingram Micro Southeast Region Fastest Growing K-12 Sector

CSI Technology Outfitters
Computers. Software. Innovations.

Financial Strengths
Strong Gross Margins
Software = 43.8%
Technology = 16.8%
Recurring Revenue
Approximately 50% of Software Revenues
Increased Emphasis on Technology Support Contracts
Advantages of Public Sector Focus
Good Collection History
Little bad debt write-offs
Ongoing Technology Budgets

Financial Summary
Non-GAAP Financial Measure: Explanation and Reconciliation of EBITDA
• EBITDA is a non-GAAP financial measure used by management, lenders and certain investors as a supplemental measure in the evaluation of some aspects of a corporation's financial position and core operating performance.
Investors sometimes use EBITDA as it allows for some level of comparability of profitability trends between those businesses differing as to capital structure and capital intensity by removing the impacts of depreciation and amortization. EBITDA does not include changes in major working capital items such as receivables, inventory and payables, which can also indicate a significant need for, or source of, cash. Since decisions regarding capital investment and financing and changes in working capital components can have a significant impact on cash flow,
EBITDA is not a good indicator of a business's cash flows. We use EBITDA for evaluating the relative underlying performance of the Company's core operations and for planning purposes, including a review of this indicator and discussion of potential targets in the preparation of annual operating budgets. We calculate EBITDA by adjusting net income or loss to exclude net interest expense, income tax expense or benefit and depreciation and amortization, thus the term "Earnings Before Interest, Taxes, Depreciation and Amortization" and the acronym
"EBITDA."
• EBITDA is presented as additional information because management believes it to be a useful supplemental analytic measure of financial performance of our core business, and as it is frequently requested by sophisticated investors. However, management recognizes it is no substitute for GAAP measures and should not be relied upon as an indicator of financial performance separate from GAAP measures (as discussed further below).
• When evaluating EBITDA, investors should consider, among other things, increasing and decreasing trends in the measure and how it compares to levels of debt and interest expense, ongoing investing activities, other financing activities and changes in working capital needs. Moreover, this measure should not be construed as an alternative to net income (as an indicator of operating performance) or cash flows (as a measure of liquidity) as determined in accordance with GAAP.
• While some investors use EBITDA to compare between companies with different investment and capital structures, all companies do not calculate EBITDA in the same manner. Accordingly, the EBITDA presented below may not be comparable to similarly titled measures of other companies.
• A reconciliation of net income reported under GAAP to EBITDA is provided after the following two slides.

CSI Technology Outfitters
Computers. Software. Innovations.

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Income Statement Data
(in thousands)
Quarter Ending
09-30-07
Quarter Ending
09-30-06
Quarter Ending
09-30-05
Net sales $15,352 $7,128 $6,951
Gross profit $3,047 $1,671 $1,432
Operating income $1,043 $186 $179
Net income (loss) $691 ($39) $788
EBITDA (a non-GAAP measure – see
reconciliation which follows the next slide)
$1462 $441 $1,543
Reverse Merger, Acquisition
& Compliance Related Costs
Warrant Accounting - Gain
$143 $169 $161
$1,191
Balance Sheet Data
(in thousands)
Quarter Ending
09-30-07
Quarter Ending
09-30-06
Quarter Ending
09-30-05
Current Assets $9,910 $5,455 $7,305
Total Assets $16,476 $7,834 $8,548
Current Liabilities $11,035 $7,311 $14,848
Total Liabilities $14,517 $7,551 $14,848
Total Interest Bearing Debt $6,010 $3,005 $4,021
Stockholder’s Equity (Deficit) $1,959 $283 ($6,300)
Historical Financials Quarterly

Income Statement Data
(in thousands)
Year to Date
09-30-07
Year Ending
12-31-06
Year Ending
12-31-05
Net sales $44,105 $28,554 $24,287
Gross profit $9,603 $6,373 $6,546
Operating income (loss) $3,453 ($243) ($186)
Net income (loss) $1,879 ($880) ($756)
EBITDA (a non-GAAP measure – see
reconciliation which follows this slide)
$4,626 $475 $76
Reverse Merger, Acquisition
& Compliance Related Costs
Warrant Accounting - Loss
$519 $1,703
$329
$2,371
$414
Balance Sheet Data
(in thousands)
Year to Date
06-30-07
Year Ending
12-31-06
Year Ending
12-31-05
Current Assets $9,910 $6,497 $6,156
Total Assets $16,476 $9,460 $7,574
Current Liabilities $11,035 $9,359 $8,098
Total Liabilities $14,517 $9,564 $8,098
Total Interest Bearing Debt $6,010 $2,565 $3,951
Stockholder’s Equity (Deficit) $1,959 ($104) ($525)
Historical Financials Annual

CSI Technology Outfitters
Computers. Software. Innovations.

Explanation and Reconciliation of EBITDA Table
Amounts in Thousands $
Quarter Ended
September 30
Nine Months Ended
September 30
2007 2006 2007 2006
Reconciliation of Net income (loss) per
GAAP to EBITDA:
Net income (loss) per GAAP $ 691 $ (39) $1,879 $ (68)
Adjustments:
Income tax expense 229 120 1,167 91
Interest expense, net 123 106 407 292
Amortization of loan fees -- -- -- 17
Depreciation and
amortization of fixed assets
and trademarks
132 82 387 245
Amortization of software
development costs
287 171 786 529
EBITDA $ 1,462 $ 441 $ 4,626 $ 1,106
Management forecasted EBITDA for the year is $4.3 million, most comparable GAAP measure of forecasted net income has been given as over $1.0 million. Larger gap between the two measures than historical is anticipated due to increased depreciation and amortization from assets, tangible and intangible, acquired in the McAleer acquisition.

Senior Management Team –
Management Ownership = 59% outstanding common shares; 19% outstanding shares (common & preferred)
• Nancy K. Hedrick
• CEO & President
• 27 Yrs in IT Field
• President of CSI since 1989
• Thomas P. Clinton
• Sr. Vice President of Strategic
Partnerships
• 22 Yrs in IT Field
(including The Computer Group & IKON)
• VP at CSI since 1999
• David Dechant, CPA
• Chief Financial Officer
• 22 Yrs in Finance
(including Conso Int’l Corp & Warner-Lambert)
• CFO at CSI since 2005
• Beverly N. Hawkins
• Sr. Vice President of Product
Development
• 21 Yrs in IT Field
• VP of CSI since 1989
• William J. Buchanan
• Sr. Vice President of Delivery & Support
• 22 Yrs in IT Field
(including The Computer Group & IKON)
• VP at CSI since 1999

CSI Technology Outfitters
Computers. Software. Innovations.

Investment Highlights
Diverse product offerings targeting schools, governments and small business
Representing a more than $9B Market Opportunity in the U.S.
*
Strong Horizontal Growth Potential Through “Beachhead Strategy”
Business Model Easily Scalable and Replicable to Other Regions
3 State, $28M business, expanded to 8 States, with $51M+ business by YE 2007
Market Competitive Proprietary Software Applications
Excellent Vertical Growth Opportunities
Loyal Customer Base – Software Client Retention Rate Greater than 90%
Additional Technology Solution Sell-Through
Leveraging Relationships for Cross Selling
Financial Strengths
Strong Gross Margins (Software = 43.8%  Technology = 16.8%)
Recurring Revenue Model for Engineering Services and Software Updates
Public Sector = Good Collection History & Ongoing Technology Budgets
Historically profitable up to “Going Public” (2005). Projected return to profitability in 2007 as costs related to going public normalize. (‘07 est. $4.3M
EBITDA**
and >$1.0M Net Income.)
* per IDC, a subsidiary of International Data Group, Inc. (the parent company of IDG News Service)
** EBITDA is a non-GAAP measure. Net Income is the nearest GAAP measure. See prior slides for discussions of EBITDA, which should not be used in lieu of or separate from GAAP measures, and regarding reconciling EBITDA to GAAP Net Income.

CSI Technology Outfitters
Computers. Software. Innovations.

schoolgear

govgear

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Company Contact
David Dechant, CFO
ddechant@csioutfitters.com
864.855.3900
Company Website: www.csioutfitters.com
Investor Contact
Alliance Advisors, LLC
Mark McPartland
markmcp@allianceadvisors.net
910.221.1827